Prudential Investment Portfolios, Inc. 17

Prudential Total Return Bond Fund

Supplement dated July 31, 2014 to the Currently Effective Prospectus and Statement of Additional Information

In December 2013, Kay T. Willcox, who currently serves as a portfolio manager of the Fund, announced her intention to retire in the second half of 2014. Effective July 31, 2014, Kay Willcox will no longer be a Portfolio Manager on the Fund. All references and information pertaining to Ms. Willcox appearing in the Fund’s Prospectus and Statement of Additional Information (“SAI”) are hereby deleted. Michael J. Collins, CFA, Robert Tipp, CFA, Richard Piccirillo and Gregory Peters will continue to serve as portfolio managers.

LR611